EXHIBIT 23.2


                              CONSENT OF ATTORNEYS

     The Law Firm of Greg Gerganoff, Attorney at Law hereby consents to the filing of the Opinion dated August 2, 2002 issued to the registrant as an exhibit to the Registration Statement on Form S-8.

                                           GREGORY Z. GERGANOFF

Date: August 8, 2002                  By:  /s/ Gregory Z. Gerganoff
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                                           Gregory Z. Gerganoff, Attorney At Law